THE GABELLI GLOBAL UTILITY & INCOME TRUST
One Corporate Center Rye, NY 10580-1422 t 914.921.5070 GABELLI.COM

Filed pursuant to Rule 497(a) File No. 333-175701 Rule 482 ad

For information: Adam Tokar David Schachter Laurissa Martire (914) 921-5070

PRESS RELEASE

FOR IMMEDIATE RELEASE
Rye, New York June 5, 2013	NYSE MKT – GLU CUSIP – 36242L105

GABELLI GLOBAL UTILITY & INCOME TRUST

RIGHTS OFFERING EXPIRES JUNE 11, 2013

Rye, NY – The Gabelli Global Utility & Income Trust (NYSE MKT: GLU) (the “Fund”) rights offering (the “Offer” or “Offering”) to the Fund’s shareholders expires on Tuesday June 11, 2013 at 5:00 PM Eastern Time.

The Offering to acquire additional common shares and a new series of preferred shares (the “Series A Preferred”) is made only by means of a prospectus, and this announcement does not constitute an offer to sell, or a solicitation of an offer to buy, any of the Fund’s securities.

As previously announced, investments of the proceeds raised will be made in accordance with the Fund’s investment objectives and policies as appropriate new investment opportunities are identified.

The Series A Preferred will pay distributions quarterly (“dividend period”) and will have an annual dividend rate of 6.00% for the four dividend periods ending on or prior to June 26, 2014 and 3.00% for the subsequent eight dividend periods ending on or prior to June 26, 2016. Within the dividend period ending June 26, 2016, the Fund’s Board of Trustees will determine a fixed annual dividend rate that will apply for all subsequent dividend periods, which will be 200 basis points over the yield of the ten year U.S. Treasury Note, but in no case will the annual dividend rate be less than 3.00% or greater than 5.00%. The Series A Preferred will be non-callable for approximately five years from the date of issuance, unless the redemption is necessary in the judgment of the Fund’s Board of Trustees, to maintain the Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and may be put back to the Fund during the 30-day period prior to each of June 26, 2015 and June 26, 2018.

SUMMARY OF THE TERMS OF THE OFFER

•	Each shareholder received one transferable right (the “Right”) for each common share of the Fund held on the record date (May 7, 2013).

•

Three Rights plus $68.50 (consisting of $18.50 for each common share plus $50.00 for each Series A Preferred share) (the “Subscription Price”) is required to purchase one additional common share and one share of Series A Preferred pursuant to the Offering (the “Primary Subscription”). The purchase price is payable in cash. The Rights may only be used to purchase an equal amount of common shares and Series A Preferred shares and may not be exercised to purchase only common shares or Series A Preferred shares or an unequal number of common shares or Series A Preferred shares.

•

Record date shareholders who fully exercise their Primary Subscription Rights will be eligible for an over-subscription privilege entitling these shareholders to subscribe, subject to certain limitations and a pro-rata allotment, for any common and Series A Preferred shares not purchased by exercise of the Primary Subscription Rights. Over-subscription requests will only be honored to the extent that fewer than all of the Rights are exercised. Rights acquired in the secondary market may not participate in the over-subscription privilege.

•	Rights may be traded through the NASDAQ Capital Market under the symbol “GLUXR”.

Holders of Rights who wish to subscribe for additional common shares and the Series A Preferred shares should contact their broker for instructions with respect to exercising Rights to subscribe for additional shares of common shares and the Series A Preferred shares. Holders of Rights who are unable or do not wish to exercise any or all of their Rights may instruct their broker to sell any unexercised Rights.

For questions and further information contact the Closed-End Fund Team at 800-GABELLI (800-422-3554) or (914) 921-5070. Morrow & Co., LLC is serving as the Information Agent for this offering and can be reached at (800) 969-2372, Banks and Brokers please call (203) 658-9400. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The base prospectus and statement of additional information contain this and additional information about the Fund, and the prospectus supplement will contain this and additional information about the Offering, and should be read carefully before investing. The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this press release.

The Gabelli Global Utility & Income Trust is a non-diversified, closed-end management investment company with $68 million in total net assets whose primary investment objective is to seek a consistent level of after-tax return for its investors with an emphasis on tax advantaged dividend income under current tax law. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (NYSE:GBL), which is a publicly traded NYSE listed company.